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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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MSC.SOFTWARE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MSC.Software Corporation 2 MacArthur Place Santa Ana, California 92707

NOTICE OF ANNUAL MEETING

         Dear Stockholder:

        On Tuesday, May 14, 2002, MSC.Software Corporation (the "Company") will hold its 2002 Annual Meeting of Stockholders at the DoubleTree Hotel, 201 East MacArthur Boulevard, Santa Ana, California 92707. The meeting will begin at 10:00 a.m.

        Only stockholders who owned stock at the close of business on March 22, 2002 can vote at this meeting or any adjournments that may take place. At the meeting we will:

  1.
  Elect two Directors to the Board of Directors;

  2.
  Vote on an amendment to the Company's 2001 Stock Option Plan ("2001 Plan") that increases the number of shares authorized to be issued under the 2001 Plan by 750,000 shares and amends certain non-employee director award provisions under the 2001 Plan;

  3.
  Vote on an amendment to the Company's 1996 Employee Stock Purchase Plan ("ESPP") that increases the number of shares authorized to be issued under the ESPP by 500,000 shares;

  4.
  Ratify the appointment of KPMG LLP as independent auditors for 2002; and

  5.
  Attend to other business properly presented at the meeting.

        Your Board of Directors recommends that you vote in favor of the four proposals outlined in this proxy statement.

        At the meeting we will also report on the Company's 2001 business results and other matters of interest to stockholders.

        The approximate date of mailing for this proxy statement and card(s) is April 12, 2002.

By Order of the Board of Directors,

Louis A. Greco
 Secretary and Chief Financial Officer
April 12, 2002

i

QUESTIONS AND ANSWERS

1.	Q:	What may I vote on by proxy?
	A:	(1) The election of nominees to serve on the Board of Directors;
(2) The proposed amendment to the Company's 2001 Stock Option Plan ("2001 Plan"), to increase the number of shares authorized to be issued under the 2001 Plan by 750,000 shares and to amend certain non-employee director award provisions under the 2001 Plan;
(3) The proposed amendment to the Company's 1996 Employee Stock Purchase Plan ("ESPP") to increase the number of shares authorized to be issued under the ESPP by 500,000 shares; and
(4) The ratification of the appointment of KPMG LLP as independent auditors for 2002.
2.	Q:	How does the Board recommend I vote on the proposals?
	A:	The Board recommends a vote FOR each of the nominees, FOR an increase in the 2001 Plan's authorized shares and the amendment to the non-employee director award provisions under the 2001 Plan, FOR an increase in the ESPP's authorized shares and FOR the ratification of KPMG LLP as independent auditors for 2002.
3.	Q:	Who is entitled to vote?
	A:	Stockholders as of the close of business on March 22, 2002 (the Record Date) are entitled to vote at the Annual Meeting.
4.	Q:	How do I vote?
	A:	Complete, sign and date each proxy card you receive and return it in the prepaid envelope. Alternately, if you hold your shares in your own name as a holder of record, you may vote by telephone by calling the toll-free number listed on the accompanying proxy card. Telephone voting is available 24 hours a day until 1:00 P.M. Los Angeles time on May 13, 2002. You also have the option to vote via the Internet. The website for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day until 1:00 P.M. Los Angeles time on May 13, 2002. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.
You have the right to revoke your proxy at any time before the meeting by:
(1) notifying the Secretary of the Company in writing;
(2) voting in person; OR
(3) returning a later-dated proxy card.
5.	Q:	Who will count the votes?
	A:	Representatives of Mellon Investor Services L.L.C. will count the votes and act as the inspector of election.
6.	Q:	Is my vote confidential?
	A:	Proxy cards, emails, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Mellon Investor Services L.L.C. and are handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit Mellon Investor Services L.L.C. to tabulate and certify the vote; (2) as required by law; or (3) in limited circumstances such as a proxy contest in opposition to the Board. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.
7.	Q:	What shares are included on the proxy card(s)?
	A:	The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s) or vote by the using the Internet website or toll-free telephone number, your shares will not be voted.

8.	Q:	What does it mean if I get more than one proxy card?
	A:	If your shares are registered differently and are in more than one account, you will receive more than one proxy card. If you intend to vote by return mail, sign and return all proxy cards to ensure that all your shares are voted. If you intend to vote by telephone or the Internet, call or vote via the Internet in connection with each individual proxy card received. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Mellon Investor Services L.L.C.
9.	Q:	How many shares can vote?
	A:	As of the Record Date, March 22, 2002, 29,396,391 shares of common stock, the only voting securities of the Company, were issued and outstanding. Every stockholder of common stock is entitled to one vote for each share held.
10.	Q:	What is a "quorum"?
	A:	A "quorum" is a majority of the outstanding shares entitled to vote. They may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes and for the purpose of determining the outcome of any matter submitted to the stockholders for a vote. However, abstentions do not constitute a vote "for" or "against" any matter and will be disregarded in the calculation of a plurality.
11.	Q:	What is required to approve each proposal?
	A:	A quorum must have been established in order to consider any matter. To elect directors, the two candidates for director who receive the most votes will become directors of the Company. To approve the amendment to the 2001 Plan and the amendment to the ESPP, a majority of the shares represented at the meeting, either in person or by proxy, must be voted in favor of the amendment of the 2001 Plan and the amendment of the ESPP, respectively, with at least 50% of the total outstanding shares of common stock of the Company voting (either "for" or "against") on the amendments, as the case may be (an abstention will count as a vote against the amendment to the 2001 Plan or the ESPP, as the case may be). To ratify the appointment of auditors, a majority of the shares represented at the meeting, either in person or by proxy, must be voted in favor of the auditors.
Any shares that are considered broker non-votes with respect to a particular matter will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.
12.	Q:	How will voting on any other business be conducted?
	A:	Although we do not know of any business to be considered at the 2002 Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the Annual Meeting, your signed proxy card will give authority to each of Frank Perna, Jr. and Louis A. Greco to vote on such matters at their discretion.

13.	Q:	When are the stockholder proposals for the 2003 Annual Meeting due?
	A:	All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Louis A. Greco, Secretary and Chief Financial Officer, MSC.Software Corporation, 2 MacArthur Place, Santa Ana, California 92707 by December 12, 2002. Any proposal received after this date will be considered untimely. Each proposal must comply with applicable law and the Company's Bylaws. A stockholder proposal (other than in respect of a nominee for election to the Board of Directors) to be presented at the next annual meeting of stockholders but not submitted for inclusion in the proxy statement will be considered untimely under the Company's Bylaws if received by us after the close of business on the tenth day following the date on which the notice of the 2003 Annual Meeting is first mailed to stockholders.
14.	Q:	Can a stockholder nominate someone to be a director of the Company?
	A:	No. The Nominating Committee of the Board will not consider nominees recommended by the stockholders.
15.	Q:	How much did this proxy solicitation cost?
	A:	The Company hired Mellon Investor Services L.L.C. to assist in the distribution of proxy materials and solicitation of votes for $10,500 plus estimated out-of-pocket expenses of $5,000. The Company also reimburses brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSALS YOU MAY VOTE ON

1.
Election of Directors

  There are two nominees for election this year. Detailed information on the nominees, along with information on the other continuing directors, is provided at pages 6 and 7. Directors are divided into three classes, with each class being elected once every three years. All directors serve for a term of three years. The Company does not expect any of the nominees to become unavailable to stand for election, but should this happen, the Board will designate a substitute. Proxies voted on the original nominee will be cast for the substitute.

  Your Board unanimously recommends a vote FOR each of these directors.

2.
Increase in Shares Authorized Under the 2001 Plan and Amendment to the Non-Employee Director Award Provisions Under the 2001 Plan

  The Board has approved an amendment to the Company's 2001 Stock Option Plan. The amendment increases the number of authorized shares under the 2001 Plan by 750,000 for a total of 2,750,000 authorized shares of common stock of the Company. The amendment also increases the number of authorized shares that will be granted to non-employee directors during any calendar year by 2,000 to a total of 5,000 authorized shares of common stock of the Company. The Board has recommended that the amendment to the 2001 Plan be approved by the stockholders. The amendment to the 2001 Plan that was approved by the Board would amend and restate subsection "1.4.2 Share Limits" and subsection "3.2.2 Subsequent Annual Options" to read as follows:

    "1.4.2    Share Limits.    The maximum number of Shares that may be delivered pursuant to Options granted under this Plan is 2,750,000 Shares (the "Share Limit"). The maximum number of Shares that may be delivered pursuant to Options granted to Non-Employee Directors is 60,000 Shares. The maximum number of Shares subject to those Options that are granted during any calendar year to any one individual is 500,000 Shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.

    3.2.2    Subsequent Annual Options.    Subject to Section 3.2.3, at the close of trading on the first business day in each calendar year during the term of this Plan commencing in the following year after the year in which the Commencement Date occurs, there will be granted automatically (without any action by the Board or the Committee) a Nonqualified Stock Option (the Option Date of which shall be such date) to each Non-Employee Director then in office to purchase 5,000 shares of Common Stock."

  The amendment also deletes the 2001 Plan's limit on the number of shares of common stock that may be delivered pursuant to options granted under the 2001 Plan to non-employee directors (although such grants will remain subject to the aggregate share limit under the 2001 Plan). The non-employee director grant limit under the 2001 Plan is currently 60,000 shares.

  In addition, if the proposed amendment to the 2001 Plan is approved by stockholders, the Company's program of automatic stock option grants to non-employee directors under the Company's 1998 Stock Option Plan ("1998 Plan") will terminate on, and such program would be continued on substantially similar terms under the 2001 Plan as of, May 15, 2002. See page 18 below for more information on the Company's non-employee director stock option grant program. In all other respects, the 2001 Plan will remain unchanged. The 2001 Plan unambiguously provides only for options granted at prices at or above fair market value on the date of grant, does not authorize "reload options" or option repricing, and limits options to a term of 10 years after the date of grant.

  Your Board unanimously recommends a vote FOR the increase in the authorized number of shares under the 2001 Plan and the amendment to the non-employee director award provisions under the 2001 Plan.

3.
Increase Number of Shares Available for Issuance Under the Employee Stock Purchase Plan

  The Board has approved an amendment to the Company's 1996 Employee Stock Purchase Plan that increases the number of authorized shares under the ESPP by 500,000 for a total of 1,250,000 authorized shares of common stock of the Company. The Board has recommended that the amendment to the ESPP be approved by the stockholders. Specifically, the proposed amendment would change the first sentence of Section 12(a) of the ESPP to read as follows:

    "The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 1,250,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18."

  In all other respects, the ESPP will remain unchanged. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code.

  Your Board unanimously recommends a vote FOR the increase in the authorized number of shares under the ESPP.

4.
Ratification of the Appointment of KPMG LLP as Independent Auditors

  The Audit Committee has recommended, and the Board has approved, the appointment of KPMG LLP ("KPMG") as our independent auditors for 2002. KPMG has served as our independent auditors since December 19, 2001. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Representatives of KPMG will attend the Annual Meeting to answer appropriate questions. They also may make a statement if they so desire.

  On December 13, 2001, the Company dismissed Ernst & Young LLP ("Ernst & Young") as its principal accountants. Effective December 19, 2001, the Company engaged independent accountants KPMG LLP as the principal accountants to audit the Company's financial statements for the fiscal year ending December 31, 2001. The decision to change accountants was recommended by the Audit Committee and approved by the Board.

  During the two fiscal years ended December 31, 2000 and the subsequent interim period through December 13, 2001, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Furthermore, Ernst & Young's reports for the last two years did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

  Audit services provided by Ernst & Young during 2001 included an audit, as secondary advisors to KPMG, of the Company's consolidated financial statements. The audit services provided by KPMG during 2001 included an audit of the Company's consolidated financial statements and consultation on various tax and accounting matters.

  Your Board unanimously recommends a vote FOR the ratification of KPMG's appointment as independent auditors for 2002.

THE BOARD OF DIRECTORS

Nominees for Directors

        The following table sets forth certain information regarding the directors in Class II who are nominees for election to the Board of Directors for a three-year term.

Name	Age	Last Five Years	Director Since
Donald Glickman	69	Managing Partner, J.F. Lehman & Company, a private equity investment firm (1993 to present). President of Donald Glickman & Company, a private investment firm (1992 to present). Mr. Glickman currently serves as Chairman of Elgar Electronics (1998 to present), and as director of Burke Industries (1997 to present), Monro Muffler Brake Inc. (1984 to present), Massachusetts Mutual Corporate Investors (1992 to present), Massachusetts Mutual Participating Investors (1992 to present) and SDI Incorporated (1998 to present). Monro Muffler Brake Inc., Massachusetts Mutual Corporate Investors and Massachusetts Mutual Participating Investors are publicly held.	1998
Larry S. Barels	53
		Principal, Pacific Capital Resources, Mr. Barels' private consulting practice (1996 to present). Chairman, Driveway Corporation, a provider of Internet file storage solutions (June 1999 to present). Advisor, Vantage Point Venture Partners (1997 to present). Chairman, Openwave Systems, Inc., a publicly held company that develops Internet and intranet-based messaging server software (1995 to 1997). Chairman and Chief Executive Officer, Wavefront Technologies, a company involved in digital image manipulation and computer animation (1985 to 1995). Mr. Barels is currently a director of Miramar Systems (1990 to present) and a director and chair of the audit committee of Miravant Medical Technologies (1998 to present).	1998

Continuing Directors

        The following table sets forth certain information, furnished to the Company by the respective persons named below, about the directors who comprise Class I and Class III of the Company's Board of Directors.

        The following Class III directors are currently serving until the 2003 Annual Meeting and until their respective successors are elected and qualified:

Name	Age	Last Five Years	Director Since
George N. Riordan	68	Former Chairman of the Board of the Company (February 1, 1997 to December 14, 1998). Mr. Riordan is also Managing Director, George Riordan & Co., investment bankers (February 1991 to present) and is a director of Pancho's Mexican Buffet, Inc. (1993 to present). Mr. Riordan was previously a director of Lewis Galoob Toys, Inc. (1994 to 1996).	1983
William F. Grun	54	Mr. Grun is a private investor and consultant. From 1996 to 1999, he was the President and Chief Operating Officer of Optum Software, a privately held supply chain software company. From 1989 to 1996, he was an executive with AlliedSignal (now Honeywell International) where he held several positions including President of Aerospace Systems and Equipment.	1997

        The following Class I director is currently serving until the 2004 Annual Meeting and until his successor is elected and qualified:

Name	Age	Last Five Years	Director Since
Frank Perna, Jr.	64	Chairman and Chief Executive Officer (December 14, 1998 to present) of the Company. Chairman and Chief Executive Officer, EOS, a privately held provider of power supplies for electrical equipment and notebook computers (1994 to 1998). Mr. Perna also serves as a director of California Amplifier, Inc., a public company that designs and manufactures a broad line of microwave amplifier equipment used with satellite video and terrestrial broadband applications, and as a director of Geometric Software Solutions Co. Ltd., a public company headquartered in India providing CAD/CAM/CAE/PDM software applications, component technology and development services. Mr. Perna is also a member of the Board of Trustees for Kettering University. Mr. Perna previously served as director of PDA Engineering (1990 to 1994) and was a member of the Board of Directors of PDA Engineering at the time it was acquired by the Company.	1994

Statement on Corporate Governance

        The Board held six meetings during 2001, and all of the directors attended at least 75% of the Board meetings and committee meetings of which they were members.

        Although the full Board considers all major decisions of the Company, the Board has established several standing committees to more fully address certain areas of importance to the Company. The three committees of the Board are the:

  •
  Audit Committee;

  •
  Nominating Committee; and

  •
  Compensation Committee

The Committees are currently composed of:

Name	Audit(1)		Compensation(1)		Nominating
Donald Glickman	X		X	(2)
Larry S. Barels			X		X	(2)
George N. Riordan	X				X
William F. Grun	X	(2)	X
Frank Perna, Jr.					X

NOTES TO MEMBERSHIP ROSTER:

(1)
The Audit and Compensation Committees are composed entirely of outside directors.

(2)
Indicates Committee Chairman.

        Audit Committee:    The Audit Committee examines accounting processes and reporting systems, assesses the adequacy of internal controls and risk management, reviews and approves the Company's financial disclosures, and communicates with the Company's independent auditors. The Audit Committee met six times in 2001.

        Nominating Committee:    The Nominating Committee is responsible for nominating directors to serve on the Board. The Nominating Committee does not consider nominees recommended by the stockholders. The Nominating Committee met twice in 2001.

        Compensation Committee:    The Compensation Committee reviews the compensation paid to corporate officers and makes recommendations regarding changes in salary, profit sharing, and yearly bonuses awarded to employees. This committee also administers the 1991 Stock Option Plan ("1991 Plan"), the options assumed by the Company in connection with the acquisition of Advanced Enterprise Solutions, Inc. (the "AES Plan"), the 1998 Plan, and the 2001 Plan. (Although no new awards may be granted under the 1991 Plan or the AES Plan, the Compensation Committee's authority under both plans continues with the awards that remain outstanding under each plan.) The Compensation Committee met four times in 2001.

Board Evaluation

        In 1997, the Board implemented a process to evaluate Board performance and effectiveness. In 2001, the directors completed a Board evaluation questionnaire addressing twelve performance standards relating to the Board as a whole. In addition to the evaluation questionnaire, each Board member also completed a director evaluation form rating each of the other directors excluding themselves. The Board evaluation questionnaire and the director evaluation form were both modeled on samples provided in the Blue Ribbon Commission Report of the National Association of Corporate Directors. The completed questionnaires and evaluation forms were mailed confidentially to the

Company's outside auditors who tabulated the results as to the Board's overall performance. Upon receiving the tabulated results from the auditors, the Nominating Committee reviewed the process and analyzed the results. The composite ratings in the categories surveyed were all "average" or higher. The Board intends to conduct a self-evaluation process similar to that conducted the past three years on an annual basis.

Chief Executive Officer Evaluation

        The other members of the Board evaluated Mr. Perna in his capacity as Chief Executive Officer on a series of factors including leadership, strategic planning, financial results and succession planning. In each category, Mr. Perna met or exceeded expectations.

Directors' Compensation

        Directors who are also employees or officers of the Company do not receive any additional compensation for their service on the Board. Currently, non-employee directors receive a $22,000 annual retainer plus $6,000 per year for each committee chair. Directors also receive $3,500 for each Board meeting they attend and $1,750 for each committee meeting they attend. In addition, non-employee directors are reimbursed for all expenses incurred in connection with attendance at meetings of the Board and the performance of Board duties.

        Directors who are not officers or employees of the Company ("non-employee directors") are eligible to participate in the Non-Employee Director Program. Under this program, non-employee directors receive a grant of options to purchase 10,000 shares of common stock of the Company upon election to the Board. In addition, non-employee directors receive an annual grant of options to purchase 3,000 shares of common stock on the first business day of each calendar year. If the proposal to amend the 2001 Plan is approved at the meeting, the non-employee directors will instead receive an annual grant of options to purchase 5,000 shares of common stock on the first business day of each calendar year. The change to the 5,000-share grant level (as opposed to the 3,000-share grant level) will, if approved by stockholders, be effective with the non-employee director grants to be made at the beginning of 2003. On January 2, 2001, Larry Barels, Donald Glickman, George Riordan and William Grun each received 3,000 options to purchase common stock of the Company at an exercise price of $7.75. All of the options granted under the programs become exercisable 12 months after the date of grant and expire on the fifth anniversary of the grant date.

Certain Relationships and Related Transactions:

        Abbas Khoshniyati and Nader Khoshniyati each owned an equity interest greater than 10% of Advanced Enterprise Solutions, Inc., which was acquired by the Company in 2001. As partial consideration for the sale of Advanced Enterprise Solutions, Inc., Nader Khoshniyati received 1,238,646 shares of the Company's common stock and a subordinated promissory note in the amount of $6,271,800, which is still outstanding, and Abbas Khoshniyati received 1,069,908 shares of the Company's common stock and a promissory note in the amount of $6,083,000, which is also still outstanding. Abbas Khoshniyati and Nader Khoshniyati are now executive officers of the Company and are first cousins.

        During 2001, the Company utilized the services of Geometric Software Solutions Co. Ltd. ("GSSL"), a public company headquartered in India that provides CAD/CAM/CAE/PDM software application, component technology and development services. Frank Perna, Jr. is a director of GSSL. In 2001, we paid $1,477,000 to GSSL. As of December 31, 2001, the Company also owns 520,000 shares of GSSL common stock with an original cost of $68,000 and a fair market value of $3,300,000.

        During 2001, the Company sold approximately $65,000 worth of services and goods to Automated Analysis Corp. Between October 1997 and August 2000, John William Mowrey was the President, Chief

Operating Officer and partial equity owner of Automated Analysis Corp. Mr. Mowrey is currently an executive officer of the Company.

Report of the Audit Committee

        The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

        The members of the Audit Committee have been appointed by the Board. The Audit Committee is governed by a charter (attached as Appendix A) which was adopted at the March 19, 2002 meeting of the Audit Committee. The Audit Committee is comprised of three directors who meet the independence and experience requirements of the New York Stock Exchange.

        Duties of the Audit Committee include: (i) overseeing the Company's internal accounting and operational controls as well as its financial and regulatory reporting, (ii) selecting the Company's independent auditors and assessing their performance on an ongoing basis, (iii) reviewing the Company's financial statements and audit findings, and taking any action considered appropriate by the Audit Committee and the Board, (iv) performing other oversight functions as requested by the full Board, and (v) reporting activities performed to the full Board.

        Management is responsible for the Company's internal controls. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has reviewed the Company's audited consolidated financial statements and discussed such statements with management and the Company's independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors' their independence.

        On December 13, 2001, the Company dismissed Ernst & Young LLP as its principal accountants. Effective December 19, 2001, the Company engaged independent accountants KPMG LLP as the principal accountants to audit the Company's financial statements for the fiscal year ending December 31, 2001. The decision to change accountants was recommended by the Audit Committee and approved by the Board.

        Based on the review and discussions noted above, and relying thereon, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and be filed with the U.S. Securities and Exchange Commission.

        Fees related to services performed by KPMG LLP in 2001 are as follows:

Audit Fees	$250,000
Financial Informational Systems Design and Implementation	0
All Other Fees	0

Total	$250,000

        The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining KPMG's LLP independence.

                      Audit Committee:
                      William F. Grun, Chairman
                      Donald Glickman
                      George N. Riordan

EXECUTIVE COMPENSATION

Report of the Compensation Committee

        The Compensation Committee of the Board has furnished the following report on employee compensation. This report will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this information by reference and will not be deemed soliciting material or deemed filed under those Acts.

        The Compensation Committee of the Board is composed entirely of independent outside directors. We are responsible for the general compensation policies of the Company, and administer the Company's various compensation plans, including its stock option plans and annual salary and bonus plans.

        Each year, we comprehensively review the compensation of the Company's Chief Executive Officer and the other senior executive officers to assure that compensation is appropriately tied to performance and that salary and potential bonus compensation levels are appropriate. To focus and facilitate such review, we developed the following compensation philosophy for the Company:

  •
  executive compensation should be at or above the 50th percentile of high-tech industry market levels to allow the Company to attract and retain talented management;

  •
  annual variable compensation should reward the executives for achieving specific results which should lead to increased stockholder value;

  •
  the majority of variable compensation should be directly related to sustained increases in stockholder value;

  •
  supplemental benefits and perquisites which reward executives without regard to performance should be minimal; and

  •
  all employees of the Company should be encouraged to think like stockholders.

        The compensation of the Chief Executive Officer and of the Company's other senior executive officers is comprised of three primary components:

  •
  Salary

  •
  Bonus

  •
  Stock options

        Salary is fixed at a competitive level to attract and retain qualified candidates. Bonuses are tied specifically to performance of the Company, components or specific business units of the Company and/or individual contributions. Stock options are awarded in amounts we believe necessary to provide incentives for future performance, taking into account individual performance and length of service with the Company. This mix of compensation elements places a significant portion of compensation at risk and emphasizes performance.

        Salary.    Mr. Perna's base salary was set at $350,000, effective January 1, 2001 and was determined by us in accordance with the general principles described above. The base salaries for the period from January 1, 2001 to December 31, 2001 for the remaining senior executive officers were similarly reviewed and set, with consideration also given to the relationship of those salaries to the salary of Mr. Perna.

        Bonus.    For 2001, we established an expected target bonus for Mr. Perna of $400,000 that was dependent upon Company performance. Under the 2001 program, the target bonus of other senior executive officers was set at between 40% to 60% of their annual base salary, depending upon the actual executive officer, and was also dependent on both (1) specific performance factors established in advance by the Chief Executive Officer and (2) Company performance. Mr. Perna earned a bonus of $400,000 based on the revenue and earnings per share performance of the Company for fiscal 2001. For 2001, Mr. Perna's bonus was paid 50% in stock and 50% in cash.

        Stock Options.    We believe that the Company should provide greater equity incentives to the Chief Executive Officer and other executive officers to encourage them to think like stockholders and enhance retention and continuity of management. Equity incentives for management at the Company have historically been below the median level at peer companies. We assigned option awards to Mr. Perna and other executive officers in part based on our desire to increase equity incentives at the Company and on their respective compensation levels, individual performance, and their length of service with the Company.

        In December 1995, the United States Internal Revenue Service issued final regulations affecting all publicly held United States corporations (the "Regulations") interpreting the statutory limitation on the tax deductibility of compensation in excess of $1 million for certain executive officers. In general, we consider the anticipated tax treatment to the Company and to its executives of various payments and benefits. However, we will not necessarily limit executive compensation to that which is deductible under the Regulations. We will consider various alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

        No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries, or is employed by a company whose board of directors includes a member of the management of the Company.

                      Compensation Committee:
                      Donald Glickman, Chairman
                      Larry S. Barels
                      William F. Grun

Compensation Committee Interlocks and Insider Participation

        William Grun, Donald Glickman and Larry Barels each served as members of the Compensation Committee during 2001. None of the members of the Compensation Committee are officers or employees, or former officers or employees, of the Company or any of its subsidiaries. No interlocking relationship exists between the members of the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards(1)
Name and Principal Position	Year	Salary($)	Bonus($)		Other Annual Compensation ($)(4)	Securities Underlying Options(#)(5)	All Other Compensation ($)(6)
Frank Perna, Jr., Chairman and Chief Executive Officer	2001 2000 1999	353,385 325,000 307,548	400,000 300,000 250,000	(2)	0 0 0	300,000 400,000 150,000	44,938 37,770 0
Nader Khoshniyati, Executive Vice President	2001 2000 1999	277,820 0 0	160,000 0 0	(2)(3)	0 0 0	75,000 0 0	10,701 0 0
Abbas Khoshniyati, Senior Vice President	2001 2000 1999	266,730 0 0	142,000 0 0	(2)(3)	0 0 0	60,000 0 0	7,941 0 0
Louis A. Greco, Chief Financial Officer	2001 2000 1999	243,333 225,000 210,833	149,000 80,000 55,040	(2)	0 0 0	110,000 45,024 75,000	28,313 26,107 24,425
Kenneth D. Blakely, Executive Vice President	2001 2000 1999	243,354 218,333 194,990	75,000 71,000 52,480	(2)	0 0 0	110,000 40,000 100,000	29,339 25,395 25,776

NOTES TO SUMMARY COMPENSATION TABLE:

(1)
The Company did not make any payments or awards that would be classifiable under the "Restricted Stock Award" and "LTIP Payout" columns otherwise required to be included in the Table by the applicable Securities and Exchange Commission disclosure rules.

(2)
Bonus amounts are paid 50% in cash and 50% in stock pursuant to the MSC.Software Corporation 2000 Executive Cash or Stock Bonus Plan (the "Bonus Plan"). The Bonus Plan provides that the stock portion of the bonus is valued at the opening of the market as of the first business day of either the year for which the bonus is to be paid or the pay period in which an individual becomes a participant.

(3)
$100,000 of this amount was paid by Advanced Enterprise Solutions, Inc. ("AES") prior to the acquisition of AES by the Company. Nader Khoshniyati and Abbas Khoshniyati were paid $60,000 and $42,000, respectively, pursuant to the Bonus Plan.

(4)
The amounts included in this column for each of the named executive officers do not include the value of certain perquisites which in the aggregate did not exceed the lower of $50,000 or 10% of each named executive's aggregate fiscal 1999, 2000 or 2001 salary and bonus compensation.

(5)
Unless otherwise noted, represents shares of stock underlying options granted under the Company's 1991 Plan, the 1998 Plan and the 2001 Plan. There were no individual grants of stock options in tandem with stock appreciation rights ("SAR's") or freestanding SAR's made during the years ended December 31, 1999, 2000 or 2001 to the above-named executive officers.

(6)
Unless otherwise noted, the amounts shown constitute Company contributions on behalf of the named individuals to (a) the MSC.Software Corporation Profit Sharing Plan ("PSP") and (b) the MSC.Software Corporation Supplemental Retirement and Deferred Compensation Plan ("SERP") in the following amounts: Frank Perna, Jr.: 2001: $12,980 to PSP; $31,958 to SERP; 2000: $13,190 to PSP; $24,580 to SERP; Louis A. Greco: 2001: $12,980 to PSP; $15,333 to SERP; 2000: $13,190 to PSP; $12,917 to SERP; 1999: $12,370 to PSP; $12,055; 1998: $12,580 to PSP; $11,167 to SERP; Kenneth D. Blakely: 2001: $12,980 to PSP; $16,359 to SERP; 2000: $13,190 to PSP; $12,205 to SERP; 1999: $12,370 to PSP; $13,406 to SERP; 1998: $12,580 to PSP; $9,467 to SERP; Abbas Khoshniyati: 2001: $4,950 to PSP; $2,990 to SERP; Nader Khoshniyati: 2001: $7,020 to PSP; $3,680 to SERP.

Option Grant Table

        The following table presents additional information concerning the stock options shown in the Summary Compensation Table and granted to the named executive officers during 2001:

INDIVIDUAL GRANTS

Name	Number of Securities Underlying Options Granted(#)(1)(2)(8)		Percent of Total Options Granted to Employees in Fiscal Year 2001		Exercise Price ($/Sh)		Expiration Date	Grant Date Present Value ($)(3)
Frank Perna, Jr.	75,000 112,500 112,500	(4) (5) (5)	2.59 3.88 3.88	% % %	$ $ $	10.40 21.95 27.50	3/8/2011 8/2/2011 8/2/2011	$ $ $	538,124 1,703,629 1,598,383
Nader Khoshniyati	75,000	(6)	2.59%			$17.18	7/18/2011		$885,667
Abbas Khoshniyati	60,000	(6)	2.07%			$17.18	7/18/2011		$708,534
Louis A. Greco	60,000 25,000 25,000	(7) (5) (5)	2.07 0.86 0.86	% % %	$ $ $	15.98 21.95 27.50	5/10/2011 8/2/2011 8/2/2011	$ $ $	661,479 378,584 355,196
Kenneth D. Blakely	60,000 25,000 25,000	(7) (5) (5)	2.07 0.86 0.86	% % %	$ $ $	15.98 21.95 27.50	5/10/2011 8/2/2011 8/2/2011	$ $ $	661,479 378,584 355,196

NOTES TO OPTION GRANT TABLE:

(1)
During 2001, options were granted pursuant to the 1991 Plan, the 1998 Plan and the 2001 Plan. Options under the 1991 Plan, the 1998 Plan and the 2001 Plan are nontransferable other than by will or the laws of descent and distribution or, in the case of the 1991 Plan, certain exceptions under Rule 16b-3 of the Securities Exchange Act of 1934. Options under the 1991 Plan are exercisable only during an optionee's term of employment, and for three months after termination of employment if as a result of permanent disability or retirement or resignation approved by the Board. Options under the 1998 Plan are generally exercisable for three months after resignation, twelve months after death or disability and either three or twelve months (depending on the nature of the option) after retirement. Options under the 2001 Plan are exercisable for six months after the date of such termination or until the expiration of the stated term of each option, whichever first occurs. All three plans provide that vesting may be accelerated in certain events related to changes in control of the Company, unless the Compensation Committee, prior to such change in control, determines otherwise. The 1991 Plan provides that the Compensation Committee has discretion, subject to certain limits, to modify the terms of outstanding options and to regrant and reprice options. All three plans are administered by the Compensation Committee of the Board.

(2)
The 1991 Plan provides, under certain circumstances, for the grant of "reload options" if an optionee uses already-owned shares of common stock to pay for the exercise of any options. The reload provision permits the grantee the right to purchase the same number of shares of the Company's common stock as the grantee used to exercise any options at an exercise price equal to the fair market value of a share of common stock on the date of exercise of the initial option to which the reload relates. The 1998 Plan and 2001 Plan do not provide for "reload options".

(3)
Grant Date Present Value determined under Black-Scholes Valuation Method. The estimated values under the Black-Scholes model are based on the following assumptions: the risk-free rate of return is 5.28%, the expected dividend yield is 0%, the expected volatility is 51.7% and the expected term is five years. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model.

(4)
Represents grant to employee of non-qualified stock options to purchase shares of common stock granted on March 8, 2001 under the 1991 Plan that are exercisable immediately on the date of grant.

(5)
Represents grant to employee of non-qualified stock options to purchase shares of common stock granted on August 2, 2001 under the 1998 Plan that are exercisable immediately on the date of grant.

(6)
Represents a grant to employee of non-qualified stock options to purchase shares of common stock granted on July 18, 2001 under the 1998 Plan that are exercisable in installments, with 25% of the options becoming exercisable one year after the date of grant and with an additional 25% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the fourth anniversary date.

(7)
Represents grant to employee of non-qualified stock options to purchase shares of common stock granted on May 10, 2001 under the 1998 Plan that are exercisable in installments, with 25% of the options becoming exercisable one year after the date of grant and with an additional 25% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the fourth anniversary date.

(8)
Options were granted at an exercise price equal to or greater than the fair market value on the date of grant.

Aggregated Option Exercises and Year-End Option Values

        The following table shows information for the named executive officers, concerning:

  (1)
  exercises of stock options during 2001; and

  (2)
  the amount and values of unexercised stock options as of December 31, 2001.

			Number of Securities Underlying Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Frank Perna, Jr.	3,000	18,750	721,750	406,250	3,818,956	1,110,468
Nader Khoshniyati	0	0	0	75,000	0	0
Abbas Khoshniyati	0	0	0	60,000	0	0
Louis A. Greco	116,274	1,048,119	200,000	153,750	550,234	723,281
Kenneth D. Blakely	137,500	1,099,096	118,750	168,750	370,938	858,375

NOTES TO OPTION EXERCISE TABLE:

(1)
Based on the closing price of the Company's common stock on December 31, 2001 ($15.60 per share) minus the exercise price of "in-the-money" options.

Severance Plans and Other Information

        The Company has entered into severance agreements with certain of the named executive officers and other key employees. These severance agreements provide that, if the Company or the employee terminates the employee's employment with the Company (other than as a result of death or disability) for any reason within two years after a change of control1 of the Company, the employee will receive a severance payment. The severance payments will be reduced to the extent any payment is not deductible by the Company for federal income tax purposes. The severance agreements are automatically renewed annually unless the Company gives written notice that it does not wish to extend them. In addition, the agreements will continue in effect for three years after a change in control of the Company.

  •
  Perna, Greco, Blakely. The severance payment for Frank Perna, Jr., Louis Greco, Kenneth Blakely, and certain other key employees will be a cash payment of two and one-half times the average of the cash compensation received by the employee over the last five years.

  •
  Other Key Employees. Some key employees with severance agreements who have been employed by the Company for at least five years will receive a severance payment at least equal to the average of the employee's total cash compensation over the last five years, increasing ratably to a maximum of two times the average of the last five years of such employee's total cash compensation if the employee was employed for ten years or more. Others will receive two and one half times the average of the cash compensation received by the employee over the last five years regardless of the length of service. A total of 160 employees have severance agreements with the Company.

(1)
Under the severance agreements, a change in control is defined to include the following transactions unless approved by a majority of the Board of Directors:

(a)
any person or group becomes the beneficial owner of 20% or more of the combined voting power of the Company's then outstanding securities;

(b)
the election in a contest for election of a majority of the Board who were not directors prior to such contest;

(c)
the stockholders approve the dissolution or liquidation of the Company;

(d)
the stockholders approve a merger, consolidation or other reorganization of the Company, as a result of which less than 50% of the outstanding voting securities of the resulting entity are owned by former stockholders of the Company, or

(e)
the stockholders approve the sale of all or substantially all of the assets of the Company to a person or entity which is not a subsidiary of the Company.

Performance Graph

        The following graph provides a five-year comparison of cumulative total returns for the Company, the Media General Technical/System Software Index ("MG Group Index") and the New York Stock Exchange Market Value Index ("NYSE Market Index"). The comparison covers the five-year period from December 29, 1996 to December 29, 2001, and assumes that $100 was invested at the beginning of the five-year period in the Company's common stock and each index. Cumulative total returns assumes reinvestment of dividends on the date the dividends were declared.

        The stock price performance depicted in this graph is not necessarily indicative of future price performance. This graph will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or deemed filed under those Acts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table sets forth, as of March 22, 2002, the names, addresses, and holdings of those persons known to the Company to be beneficial owners of more than 5% of its common stock, the names and holdings of each director and each nominee for director, the names and holdings of each executive officer named in the Summary Compensation Table ("named executive officers") and the holdings of all executive officers and directors as a group.

Name and Address of Beneficial Owner	Amount Beneficially Owned and Nature of Beneficial Ownership(1)	Percent of Class(2)
Dassault Systemes of America Corp. 6320 Canoga Avenue, Trillium East Tower, Suite 300, Woodland Hills, CA 91367(3)	1,763,400	6.00%
Larry S. Barels	49,000	*
Donald Glickman	26,000	*
William F. Grun	24,760	*
George N. Riordan	84,601	*
Frank Perna, Jr.	938,710	3.11%
Louis A. Greco(4)	270,819	*
Kenneth D. Blakely	147,427	*
Nader Khoshniyati(5)(6)	1,243,646	4.23%
Abbas Khoshniyati(6)	1,069,908	3.63%
All directors and executive officers as a group (18 persons)(7)	4,292,793	13.79%

NOTES TO STOCK OWNERSHIP TABLE:

*
Holdings represent less than 1% of all shares outstanding.

(1)
Except as provided with respect to certain shares held in trust with the person's spouse and as otherwise provided under state community property laws, beneficial ownership is direct (and includes shares held pursuant to the MSC.Software Corporation's Profit Sharing Plan, 1998, 1999 and 2000 Executive Bonus Plan and Employee Stock Purchase Plan), and the person indicated has sole voting and investment power over the shares of common stock indicated. The amounts shown in this column include shares issuable upon exercise of options which are exercisable on or within 60 days of March 22, 2002, in the following amounts: Larry S. Barels, 19,000; Donald Glickman, 19,000; William F. Grun, 12,000; George N. Riordan 71,500; Frank Perna, Jr., 821,750; Louis A. Greco, 232,500; and Kenneth D. Blakely, 128,750.

(2)
All expressions of percent of class held assume that the options, if any, of the particular person or group in question, and no others, have been exercised.

(3)
Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 by Dassault Systemes of America Corp., Dassault Systemes Corp. and Dassault Systemes S.A. in July 2001. The three entities have shared voting and dispositive power with respect to 1,763,400 shares of common stock. The shares are held pursuant to a Stockholder's Agreement dated May 2, 2001, between the Company and the stockholders of Advanced Enterprise Solutions, Inc. Consequently, the shares beneficially owned by Dassault Systemes of America Corp., Dassault Systemes Corp. and Dassault Systemes S.A. are subject to certain transfer restrictions.

(4)
Includes 1,000 shares gifted to a family member who shares reporting person's household.

(5)
Includes shares of common stock held by Shirley Khoshniyati (42,383 shares), Amir Khoshniyati (51,323) and Arya Khoshniyati (51,323 shares).

(6)
The shares are held pursuant to a Stockholder's Agreement dated May 2, 2001, between the Company and the stockholders of Advanced Enterprise Solutions, Inc. Consequently, the shares beneficially owned by Nader Khoshniyati and Abbas Khoshniyati are subject to certain transfer restrictions.

(7)
Includes 1,715,918 shares issuable upon exercise of options granted to the directors and executive officers of the Company that are exercisable on or within 60 days of March 22, 2002. See footnote 2 above.

AMENDMENT TO 2001 STOCK OPTION PLAN

        The Board has determined that the Company's 2001 Plan should be amended to increase the number of shares of the Company's common stock authorized to be issued under the 2001 Plan by 750,000 shares to a total of 2,750,000 shares, subject to certain adjustments as provided in the 2001 Plan and described below.

        The Board of Directors approved the amendment to the 2001 Plan based, in part, on a belief that the 1,133,367 shares that remain available for additional awards under the 2001 Plan is insufficient to adequately provide for future incentives to those individuals upon whose efforts the Company relies for the continued success, development and growth of its business.

        The 2001 Plan currently provides for a limit on the aggregate number of shares of the Company's common stock that may be issued or delivered pursuant to options of 2,000,000 shares. At March 22, 2002, 806,633 shares of the Company's common stock remained subject to options then outstanding under the 2001 Plan and 1,133,367 shares of common stock were then available for grant under the 2001 Plan. On that date, an additional 2,895,373 shares of the Company's common stock remained subject to options then outstanding under the Company's 1998 Plan and an additional 22,410 shares of common stock were then available for grant under the 1998 Plan. Except as noted below with respect to automatic non-employee director stock option grants under the 1998 Plan, the approval of the proposed amendments to the 2001 Plan will not limit the Company's ability to grant additional awards under the terms of the 1998 Plan.

        Although additional shares subject to outstanding options may become available in the future if options expire or terminate prior to exercise, those shares are not available now.

        The Board has also determined that the Company's 2001 Plan should be amended to increase the number of shares of the Company's common stock authorized to be issued annually to the non-employee directors under the 2001 Plan by 2,000 shares to a total of 5,000 shares, subject to certain adjustments as provided in the 2001 Plan and described below.

        The Board of Directors approved the amendment to the 2001 Plan based, in part, on a belief that the current 3,000 options to purchase shares granted annually to non-employee directors is insufficient to adequately provide for future incentives to the non-employee directors upon whose efforts the Company relies for the continued success of its business.

        The 2001 Plan currently provides that the maximum number of shares of common stock that may be delivered pursuant to options granted under the 2001 Plan to non-employee directors is 60,000 shares. The Board of Directors has determined that this separate limit on non-employee director grants should be deleted, although non-employee director award grants will continue to be subject to the 2001 Plan's aggregate share limit.

        In addition, if the proposed amendment to the 2001 Plan is approved by stockholders, the Company's program of automatic stock option grants to non-employee directors under the Company's 1998 Plan will terminate on, and such program would be continued on substantially similar terms under the 2001 Plan as of, May 15, 2002.

        The Board has approved the amendments to the 2001 Plan. A copy of the 2001 Plan which incorporates the amendment is included as Appendix B to this Proxy Statement. The amendments will become effective upon the receipt of stockholder approval. The following is a summary of the amended 2001 Plan. Please note that the following description is qualified in its entirety by the full text of the amended 2001 Plan and that capitalized terms used in the summary are defined in the amended 2001 Plan.

Summary Description of the 2001 Plan

  •
  Purpose: The purpose of the 2001 Plan is to promote the success of the Company and the interests of its stockholders by attracting, retaining, and rewarding officers, employees, and other eligible persons through the grant of equity incentives. The 2001 Plan also aims to attract, motivate and retain experienced and knowledgeable independent directors.

  •
  Administration: The 2001 Plan is administered by the Board or one or more committees appointed by the Board (the appropriate acting body is referred to as the "Committee"). Currently, the Company's Compensation Committee administers the 2001 Plan. The Committee determines the number of shares that are to be subject to Options, the exercise price of Options, and the other terms and conditions of the Options. Subject to the other provisions of the 2001 Plan, the Committee has the authority (1) to permit the recipient of any Option to pay the exercise price of an Option in cash, the delivery of previously owned shares of Company common stock, or a cashless exercise; (2) to accelerate the receipt or vesting of benefits pursuant to an Option; and (3) to make certain adjustments to an outstanding Option and authorize the acceleration or termination or the assumption, conversion, or substitution of an Option.

  •
  Eligibility: Persons eligible to receive Options under the 2001 Plan include directors, officers or employees of the Company or any of its Subsidiaries, and certain individual consultants and advisors to the Company. Each member of the Board who is not an officer or employee of the Company (a "Non-Employee Director") will receive certain automatic award grants under the 2001 Plan, as described more fully below. Currently, there are four Non-Employee Directors. Approximately 1,200 individuals are currently eligible to participate in the 2001 Plan, including all of the Company's named executive officers.

  •
  Transfer Restrictions: Subject to certain limited exceptions contained in Section 1.8 of the 2001 Plan, Options are nontransferable and the Company will only issue any amounts payable or shares issuable pursuant to an Option to the participant, a legal representative, or in the case of death, the participant's estate or designated beneficiary.

  •
  Limits on Authorized Shares: Under the proposed amendment to the 2001 Plan, a maximum of 2,750,000 shares of common stock may be delivered pursuant to Options. The maximum number of shares subject to Options granted to any participant during any calendar year is 500,000.

  •
  Antidilution Adjustments: As is customary in stock option plans of this nature, the number and kind of shares available under the 2001 Plan, as well as the exercise or purchase prices, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to the stockholders.

  •
  No Limit on Other Plans: The 2001 Plan does not limit the ability of the Board or the Committee to grant awards or authorize any other compensation under any other plan or authority.

  •
  Stock Options: An Option is the right to purchase shares of common stock at a future date at a specified price (the "Option Price"). The Option Price per share will be determined by the Committee, but it will not be less than the fair market value of a share of common stock on the date of grant. Each Option granted under the 2001 Plan will expire within 10 years after the date of grant of the Option. Option recipients must pay the full Option Price (either in cash or by another approved method) at the time of exercise. Options under the 2001 Plan are either Incentive Stock Options or Nonqualified Stock Options. Incentive Stock Options are taxed differently from Nonqualified Stock Options, as described under "Federal Income Tax Treatment of Options under the 2001 Plan" below. Incentive Stock Options are also subject to more restrictive terms and are limited in amount by the Internal Revenue Code and the 2001 Plan.

  •
  Automatic Option Grants to Eligible Directors: Under the 2001 Plan commencing on May 15, 2002, the Company thereafter will grant Nonqualified Stock Options to purchase 10,000 shares of common stock to each Non-Employee Director on the date he or she is first elected or appointed to the Board. In addition, the Company will grant Nonqualified Stock Options to purchase 5,000 shares of common stock on the first business day of each calendar year (commencing with 2003) to each Non-Employee Director who is then in office. Each Option will have a five-year term and the exercise price will equal 100% of the Fair Market Value of a share on the date of grant. Each Option will fully vest twelve months after the date of grant.

  •
  Acceleration of Options; Possible Early Termination of Options: Unless the Committee determines otherwise, participants can generally exercise their Options immediately upon the occurrence of a Change in Control Event. A Change in Control Event under the 2001 Plan generally includes a dissolution or liquidation of the Company, a reorganization resulting in a change in ownership of at least 30% of the Company, certain changes in a majority of the Board, certain mergers or consolidations approved by the Company's stockholders, or stockholder approval of a sale of substantially all of the Company's assets. Options may terminate after a Change in Control Event in which the Company does not survive.

  •
  Termination or Changes to the 2001 Plan: The Board may amend or terminate the 2001 Plan at any time and in any manner. Unless required by law or deemed necessary or advisable by the Board, the Board will not seek stockholder approval for any amendment to the 2001 Plan. The 2001 Plan will terminate at the close of business on the day before the tenth anniversary of the Effective Date of the 2001 Plan. Outstanding Options may be amended by the Committee only in accordance with the terms of the 2001 Plan and may not be amended or extended beyond 10 years without stockholder approval.

  •
  Securities Underlying Options: The market value of a share of Company common stock as of March 22, 2002 was $22.45 per share.

  •
  No Repricing: The Company will not, without stockholder approval, amend, or cancel and regrant, any Option granted under the 2001 Plan in order to reduce the per share exercise price of the Option to a price less than 100% of the fair market value of the common stock on the date of grant of the initial Option. The Board or Committee may, however, adjust the Option Price consistent with customary anti-dilution provisions of the 2001 Plan.

  •
  No "Reload Options": The 2001 Plan does not provide for the grant of "reload options," whereby an Option (the "Original Option") is enhanced by granting a new option to the extent the Original Option is enhanced or to the extent it is exercised with shares of already-held stock.

Federal Income Tax Treatment of Options under the 2001 Plan

        The current federal income tax consequences of the 2001 Plan are summarized in the following general discussion of the general tax principles applicable to the 2001 Plan. This summary is not intended to be exhaustive and does not describe state, local, or international tax consequences.

        With respect to nonqualified stock options, the participant recognizes ordinary income of, and the Company is generally entitled to deduct, an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to Incentive Stock Options, the Company is generally not entitled to a similar deduction either upon grant of the option or at the time the option is exercised. If Incentive Stock Option shares are not held for specified qualifying periods, however, the difference between the fair market value of the shares at the date of exercise (or, if lower, the sale price) and the cost of such shares is taxed as ordinary income (and the Company will receive a corresponding deduction) in the year the shares are sold.

        If an Option is accelerated under the 2001 Plan in connection with a change in control (as this term is used in the Internal Revenue Code), the Company may not be able to deduct the portion of the compensation attributable to the acceleration if it, together with other compensation received in connection with the event, exceeds certain threshold limits under the Code. These excess payments are called "parachute payments" and can also trigger certain related excise taxes. Furthermore, if the compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in certain circumstances.

Specific Benefits

        For information regarding options granted to executive officers of the Company, see the material under the heading "Option Grant Table" at page 14.

        No awards are conditioned upon stockholder approval of the proposed amendments to the 2001 Plan. The number, amount and type of awards to be received by or allocated to eligible persons in the future under the 2001 Plan cannot be determined at this time because benefits or amounts, eligibility, price and certain terms are wholly within the discretion of the Committee. Similarly, the dollar value of the benefits that will be received by or allocated to eligible persons in the future under the 2001 Plan are not determinable because the value of such benefits depends on the number, exercise price and other terms of the Options to be granted and, among other variables, the fair market value of the Company's common stock in the future. The Company is not currently contemplating any specific awards under the 2001 Plan and, had the additional shares underlying the proposed amendment to the 2001 Plan been available for grant purposes in fiscal 2001, the Company expects that its grants would not have been different from those identified in the Option Grant Table material referred to above.

AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

        Under the ESPP, shares of the Company's common stock are available for purchase by eligible employees who elect to participate in the plan. Such eligible employees are entitled semi-annually to purchase common stock, by means of limited payroll deductions, at a 10% discount from the fair market value of the common stock as of specified dates.

        The ESPP currently provides for a limit on the aggregate number of shares of the Company's common stock that may be purchased thereunder of 750,000 shares. At January 31, 2002, 181,681 shares of the Company's common stock remained available for purchase under the ESPP. The Board of Directors considers the ESPP to be an important attraction, retention, and motivational tool for eligible employees and believes that the number of shares currently available under the ESPP is insufficient to continue the ESPP in future offering periods. Therefore, the Board amended the ESPP increase the number of shares of the Company's common stock authorized to be issued under the ESPP by 500,000 shares to a total of 1,250,000 shares, subject to certain adjustments as provided in the ESPP and described below.

        A copy of the ESPP has been electronically filed with the Securities and Exchange Commission as an appendix to this Proxy Statement and can be reviewed on the Securities and Exchange Commission's Web site at http://www.sec.gov. A copy of the ESPP may also be obtained by contacting Louis Greco, our Chief Financial Officer, at 2 MacArthur Place, Santa Ana, California 92707 (telephone number 714-540-8900). The amendment will become effective upon the receipt of stockholder approval. The following is a summary of the amended ESPP. Please note that the following description is qualified in its entirety by the full text of the amended ESPP.

Summary Description of the ESPP

  •
  Purpose: The purpose of the ESPP is to provide employees of the Company, and the employees of its subsidiaries which have been designated by the Board from time to time as eligible to participate in the ESPP, with an opportunity to purchase shares of the Company's common stock. The ESPP is intended to provide an additional incentive to participating eligible employees, through the ownership of common stock, to advance the best interests of the Company.

  •
  Operation of the ESPP: The ESPP generally operates in successive six-month periods ("Offering Periods"), commencing on each February 1 and August 1. On the first day of each Offering Period (the "Offering Date"), each eligible employee who has timely filed a valid election to participate in the ESPP for that Offering Period will be granted an option to purchase shares of the Company's common stock. A participant must designate in his or her election the percentage of his or her compensation to be withheld from his or her pay during that Offering Period and credited to a bookkeeping account maintained under the ESPP in his or her name on the Company's books.

    Each option granted under the ESPP will be for a six-month term and will automatically be exercised on the last day of the Offering Period with respect to which it was granted (the "Exercise Date"). The number of shares acquired by a participant upon exercise of his or her option will be determined by dividing the participant's ESPP account balance as of the Exercise Date by the Option Price. The "Option Price" for each Offering Period will equal 90% multiplied by the lesser of the fair market value of a share of the Company's common stock on the Offering Date of that Offering Period or the fair market value of a share of the Company's common stock on the Exercise Date of that Offering Period. A participant's ESPP account will be reduced upon exercise of his or her option by the amount used to pay the Option Price. No interest will be paid to any participant or credited to any account under the ESPP.

    A participant may elect to terminate his or her contributions to the ESPP during an Option Period at any time at least ten days prior to the Exercise Date. A participant's participation in the ESPP will also terminate (prior to the applicable Exercise Date): (1) if his or her employment by the Company (or a participating subsidiary) terminates for any reason, or (2) in the event that he or she is no longer customarily employed at least 20 hours per week. A participant may also elect to reduce his or her contributions to the ESPP once during an Offering Period.

    If a participant's ESPP participation terminates during an Offering Period for any of the reasons discussed in the preceding paragraph, he or she will no longer be permitted to make contributions to the ESPP for that Offering Period, his or her option for that Offering Period will automatically terminate, and his or her account balance will be paid to him or her in cash without interest. However, a participant's termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

  •
  Eligibility: Only certain employees are eligible to participate in the ESPP. To be eligible, an employee of the Company or a designated subsidiary must: (1) be customarily employed for at least 20 hours per week and more than five months per calendar year, and (2) have been employed by the Company or a designated subsidiary for at least three months as of the Offering Date of a given Offering Period. As of February 1, 2002 approximately 1,340 employees, including all of the Company's named executive officers, were eligible to participate in the ESPP. No employee is eligible to participate in the ESPP, however, if, immediately after a grant of an option under the ESPP, the employee would own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or a subsidiary.

  •
  Transfer Restrictions: A participant's rights with respect to options or the purchase of shares under the ESPP, as well as contributions credited to his or her ESPP account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

  •
  Limits on Authorized Shares; Limits on Contributions: Under the proposed amendment to the ESPP, a maximum of 1,250,000 shares of common stock may be delivered under the ESPP. As required by Section 423 of the Internal Revenue Code, a participant can not purchase more than $25,000 of stock (valued at the start of the applicable Offering Period) under the ESPP in any one calendar year. The ESPP also provides that the fair market value of stock (valued at the start of the applicable Offering Period) purchased by any ESPP participant may not exceed $12,500 in any single Offering Period. In addition the maximum amount that a participant may elect to set aside under the ESPP in each Offering Period is 10% of his or her eligible compensation.

  •
  Antidilution Adjustments: As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to the stockholders.

  •
  Possible Early Termination of an Offering Period: In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the ESPP shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date.

  •
  Administration: The ESPP is administered by the Board or a committee appointed by the Board (the appropriate acting body is referred to as the "Committee"). The Committee has the full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the ESPP. The Committee has full power and discretion to construe and interpret the ESPP, which construction or interpretation is final and conclusive on all persons.

  •
  No Limit on Other Plans: The ESPP does not limit the ability of the Board or the Committee to grant awards or authorize any other compensation under any other plan or authority.

  •
  Termination of or Changes to the ESPP: The Board may amend or terminate the ESPP at any time and in any manner. The ESPP will terminate on September 10, 2006 unless earlier terminated by the Board. Participant consent will be required for any amendment to the ESPP to the extent that the then-existing rights of participants are adversely affected by the amendment. Stockholder approval for an amendment will only be required to the extent necessary to meet the requirement of Section 423 of the Internal Revenue Code, to the extent otherwise required by law, or to the extent determined to be necessary or advisable by the Board. The Committee also has the discretion to, from time to time, designate those Company subsidiaries whose employees may participate in the ESPP.

  •
  Securities Underlying Options: The market value of a share of Company common stock as of March 22, 2002 was $22.45 per share.

Federal Income Tax Consequences of the ESPP

        The current federal income tax consequences of the ESPP are summarized in the following general discussion of the general tax principles applicable to the ESPP. This summary is not intended to be exhaustive and does not describe state, local, or international tax consequences.

        The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. Participant contributions to the ESPP are made on an after-tax basis (that is, the contributions are deducted from compensation that is taxable to the participant and for which the Company or a subsidiary is generally entitled to a tax deduction).

        Generally, no taxable income is generally recognized by a participant either as of the Offering Date or as of the Exercise Date with respect to an option granted under the ESPP. A participant will generally recognize income (or loss) upon a sale or disposition of the shares acquired under the ESPP. If the shares are held by the participant with respect to an option granted under the ESPP for a period of two years or more from the Offering Date and for at least one year from the Exercise Date (the "Required Holding Period"), and are sold at a price in excess of the purchase price paid by the participant for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Offering Date exceeded the purchase price, or (2) the amount by which the fair market value of the shares at the time of their sale exceeded the purchase price. Any portion of the gain not taxed as ordinary income will be treated as long-term capital gain. If the shares are held for the Required Holding Period and are sold at a price less than the purchase price paid by the participant for the shares, the loss on the sale will be treated as a long-term capital loss to the participant. The Company will not be entitled to any deduction for federal income tax purposes for shares held for the Required Holding Period that are subsequently sold by the participant, whether at a gain or loss.

        If a participant disposes of shares within the Required Holding Period (a "Disqualifying Disposition"), the participant will recognize ordinary income in an amount equal to the difference between the purchase price paid by the participant for the shares and the fair market value of the shares on the Exercise Date, and the Company will be entitled to a corresponding deduction for federal income tax purposes. In addition, if a participant makes a Disqualifying Disposition at a price in excess of the purchase price paid by the participant for the shares, the participant will recognize a capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Exercise Date. Alternatively, if a participant makes a Disqualifying Disposition at a price less than the fair market value of the shares on the Exercise Date, the Participant will recognize a capital loss in an amount equal to the difference between the fair market value of the shares on the Exercise Date and the selling price of the shares. The Company will not receive a deduction for federal income tax purposes with respect to any capital gain recognized by a participant who makes a Disqualifying Disposition.

Specific Benefits

        The benefits that will be received by or allocated to eligible employees under the ESPP cannot be determined at this time because the amount of contributions set aside to purchase shares of common stock under the ESPP (subject to the limitations discussed above) is entirely within the discretion of each participant.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Based on a review of forms filed, Richard C. Murphy filed a late report with respect to a stock purchase under the Company's ESPP and an officer's grant of stock awards, Abbas Khoshniyati did not report one transaction on a timely basis and Nader Khoshniyati did not report one transaction on a timely basis. The Company believes that the other SEC filings of its officers, directors and ten percent stockholders complied with the requirements of Section 16 of the Securities and Exchange Act during 2001.

Exhibits to Annual Report on Form 10-K

        If any person who was a beneficial owner of common stock of the Company on the record date for the 2002 Annual Meeting desires additional information, a copy of the exhibits to the Company's Report on Form 10-K will be furnished upon written request and payment of copying charges. The request should identify the person requesting the exhibits as a stockholder of the Company as of March 22, 2002 and should be directed to Mr. Louis A. Greco, Secretary, MSC.Software Corporation, 2 MacArthur Place, Santa Ana, CA 92707.

Stockholders Proposals

        We anticipate that the 2003 Annual Meeting will occur on its regular date in May 2003. Accordingly, any stockholder proposal must be submitted in writing to Louis A. Greco, Secretary of the Company, at the principal executive office of the Company at 2 MacArthur Place, Santa Ana, California 92707 and received by December 12, 2002 if it is to be considered for inclusion in the Company's 2003 proxy materials. Any such proposal must comply with all the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. A stockholder proposal (other than in respect of a nominee for election to the Board), to be presented at the 2003 Annual Meeting, but not submitted for inclusion in the proxy statement, will be considered untimely under the Company's Bylaws if received by the Company after the close of business on the tenth day following the day on which notice of the 2003 Annual Meeting is first mailed to stockholders.

By Order of the Board of Directors, Louis A. Greco Secretary and Chief Financial Officer
April 12, 2002

APPENDIX A

MSC.Software Audit Committee Charter
March 19, 2002

Organization

        The Audit Committee is appointed by the Board of Directors to assist the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community regarding the quality and integrity of the Company's financial statements and financial reporting process, the systems of internal accounting and financial control, and compliance with legal and regulatory requirements.

        The Audit Committee of the Board of Directors shall be comprised of at least three directors, all of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All Audit Committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

Responsibilities

        The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee should take the appropriate actions to set the overall corporate tone for quality financial reporting, sound business risk practices, and ethical behavior.

        The Audit Committee shall:

  •
  Review and reassess this Charter at least annually and recommend any proposed changes to the Board for approval.

  •
  Recommend to the Board the selection of the independent auditors, subject to shareholders' approval.

  •
  Establish a clear understanding with the independent auditors that they are ultimately accountable to the Audit Committee and the Board of Directors who have authority in deciding to engage, evaluate or terminate their services.

  •
  Review with management the Company's quarterly financial statements prior to the press release of results. Meet with the independent auditors prior to the filing of the Form 10-Q to discuss results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors. The chair of the committee may represent the entire committee at the quarterly meeting with the independent auditors.

  •
  Review the annual audited financial statements with management and the independent auditors

  •
  Review an analysis prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

  •
  Review with management and the independent auditors any unusual correspondence with regulators or government agencies and any employee complaints or other reports which raise material issues regarding the Company's financial statements or accounting policies.

  •
  Discuss the independent auditors' judgments about the quality and reasonableness of the financial statements.

  •
  Meet with the independent auditors and financial management of the Company to review the scope and plans for the proposed annual audit and quarterly reviews, review the experience and

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    qualifications of the senior members of the audit team, and approve the independent auditor's compensation.

  •
  At the conclusion of the annual audit, meet with the independent auditors to discuss the results of their examinations including any comments or recommendations.

  •
  Review the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Boards. Also, review the retention of the independent auditors for any non-audit service and consider the fees for such service. Also, approve the hiring of employees or former employees of the independent auditor.

  •
  Review with the independent auditors and financial management personnel, the adequacy and effectiveness of the accounting and financial controls of the Company. Elicit any recommendations for the improvement of such internal controls.

  •
  Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial management personnel, the cooperation that the independent auditors received during the course of audit, and any other concerns that the independent auditors may have.

  •
  Investigate any matter brought to the Audit Committee's attention within the scope of its duties, with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

  •
  Brief the board of directors on audit committee activities including any concerns regarding the quality and integrity of the Company's financial statements.

  •
  Maintain free and open communication between the directors, the independent auditors, and the management of the company.

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APPENDIX B

The MSC.Software Corporation 2001 Stock Option Plan, as amended

1.
THE PLAN.

        1.1  Purpose. The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by attracting, retaining and rewarding officers, employees and other eligible persons through the grant of equity incentives, and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Section 3. Capitalized terms used herein are defined in Section 5.

        1.2  Administration and Authorization; Power and Procedure.

          1.2.1  Committee. This Plan will be administered by and all Options to Eligible Persons will be authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by unanimous written consent of its members.

          1.2.2  Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan and any express limitations on the delegated authority of a Committee, the Committee will have the authority to:

            (a)  determine eligibility and the particular Eligible Persons who will receive Options;

            (b)  grant Options to Eligible Persons, determine the price at which securities will be offered and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Options consistent with the express limits of this Plan, and establish the installments (if any) in which such Options will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination of such Options;

            (c)  approve the forms of Option Agreements (which need not be identical either as to type of Option or among Participants);

            (d)  construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

            (e)  cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate, any or all outstanding Options held by Eligible Persons, subject to any required consent under Section 4.6;

            (f)    accelerate or extend the exercisability or extend the term of any or all such outstanding Options within the maximum ten-year term of Options under Section 2.3; and

            (g)  make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

  Notwithstanding the foregoing, the provisions of Section 3 relating to Non-Employee Director Options will be automatic and, to the maximum extent possible, self-effectuating. To the extent required, any interpretation or administration of this Plan in respect of Options granted under Section 3 will be the responsibility of the Board.

          1.2.3  Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, will be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

          1.2.4  Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.

          1.2.5  Bifurcation of Plan Administration & Delegation. Subject to the limits set forth in the definition of Committee in Section 5, the Board may delegate different levels of authority to different Committees with administration and grant authority under this Plan, provided that each designated Committee granting any Options hereunder will consist exclusively of a member or members of the Board. A majority of the members of the acting Committee will constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of a Committee will constitute action by the Committee. A Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

        1.3  Participation. Options may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee so determines.

        1.4  Shares Available for Options; Share Limits.

          1.4.1  Shares Available. Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan will be shares of the Corporation's Common Stock. The Shares may be delivered for any lawful consideration.

          1.4.2  Share Limits. The maximum number of Shares that may be delivered pursuant to Options granted under this Plan is 2,750,000 Shares (the "Share Limit"). The maximum number of Shares subject to those Options that are granted during any calendar year to any one individual is 500,000 Shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.

          1.4.3  Share Limit; Replenishment and Reissue of Unvested Options. No Option may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of Shares issuable at any time pursuant to such Option, plus (ii) the number of Shares that have previously been issued pursuant to Options granted under this Plan, other than reacquired Shares available for reissue consistent with any applicable limitations, plus (iii) the maximum number of Shares that may be issued at any time after such date of grant pursuant to Options that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Options that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired Shares, will again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

        1.5  Grant of Option. Subject to the express provisions of this Plan, the Committee will determine the number of Shares subject to each Option and the price to be paid for the Shares. Each Option will be evidenced by an Option Agreement signed by the Corporation and, if required by the Committee, by the Participant.

        1.6  Option Period. Any Option and related right will expire not more than 10 years after the date of grant; provided, however, that the delivery of stock pursuant to an Option may be delayed until a future date if specifically authorized by the Committee in writing.

        1.7  Limitations on Exercise and Vesting of Options.

          1.7.1  Provisions for Exercise. Unless the Committee otherwise expressly provides, no Option will be exercisable or will vest until at least six months after the initial Option Date, and once exercisable an Option will remain exercisable until the expiration or earlier termination of the Option.

          1.7.2  Procedure. Any exercisable Option will be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.2 or 3.3, as the case may be.

          1.7.3  Fractional Shares/Minimum Issue. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

        1.8  No Transferability.

          1.8.1  Limit on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Option Agreement, as the same may be amended, (i) all Options are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Options will be exercised only by the Participant; and (iii) amounts payable or Shares issuable pursuant to an Option will be delivered only to (or for the account of) the Participant.

          1.8.2  Exceptions. The Committee may permit Options to be exercised by and paid only to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and without consideration (other than nominal consideration). Incentive Stock Options will be subject to any and all additional transfer restrictions under the Code (notwithstanding Section 1.8.3).

          1.8.3  Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.8.1 will not apply to:

            (a)  transfers to the Corporation,

            (b)  the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

            (c)  transfers pursuant to a QDRO if approved or ratified by the Committee,

            (d)  if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative, or

            (e)  the authorization by the Committee of cashless exercise procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Options consistent with applicable laws and the express authorization of the Committee.

2.
ELIGIBLE PERSON OPTIONS.

        2.1  Grants. One or more Options may be granted under this Section 2 to any Eligible Person. Each Option granted will be designated in the applicable Option Agreement, by the Committee, as either an Incentive Stock Option, subject to Section 2.4, or a Nonqualified Stock Option.

        2.2  Option Price.

          2.2.1  Pricing Limits. The purchase price per Share covered by each Option will be determined by the Committee at the time of the grant, but in all cases will not be less than 100% (110% in the case of a Participant described in Section 2.4.3) of the Fair Market Value of the Common Stock on the date of grant and in all cases will not be less than the par value thereof. Except as set forth in Section 4.2, the Committee shall not amend, or cancel and regrant, any Option in order to reduce the purchase price per Share of the Option to a price less than 100% of the Fair Market Value of the Common Stock on the date of grant without stockholder approval.

          2.2.2  Payment Provisions. The purchase price of any Shares purchased on exercise of an Option granted under this Section 2 will be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by certified or cashier's check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such Shares, and any Shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. Without limiting the generality of the foregoing, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 4.5. The Corporation will not be obligated to deliver certificates for the Shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

        2.3  Vesting; Option Period.

          2.3.1  Vesting. Subject to Section 1.6, each Option will vest and become exercisable as of the date or dates determined by the Committee and set forth in the applicable Option Agreement.

          2.3.2  Option Period. Subject to Section 1.6, each Option and all rights thereunder will expire no later than 10 years after the Option Date.

        2.4  Limitations on Grant and Terms of Incentive Stock Options.

          2.4.1  $100,000 Limit. To the extent that the aggregate "Fair Market Value" of stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Shares subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options will be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

          2.4.2  Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Option Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

          2.4.3  Limits on 10% Holders. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        2.5  Cancellation and Regrant/Waiver of Restrictions/No Repricing. Subject to Section 1.4 and Section 4.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the vesting schedule, the number of Shares subject to, or the restrictions upon or the term of, an Option granted under this Section 2 by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means; provided, however, that no such amendment, cancellation and regrant, or other adjustment to an Option shall reduce the per Share exercise price of the Option to a price less than 100% of the Fair Market Value of the Common Stock on the Option Date of the initial Option (subject to permitted adjustments pursuant to Section 4.2). Such amendment or other action may provide, subject to Section 2.2, for among other changes, for a greater or lesser number of Shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

        2.6  Options in Substitution for Stock Options Granted by Other Corporations. Options may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

3.
NON-EMPLOYEE DIRECTOR OPTIONS.

        3.1  Participation/Commencement. Options under this Section 3 will be made only to Non-Employee Directors and will be evidenced by Option Agreements substantially in the form of Exhibit A hereto. No Option shall be granted under the 2001 Plan to any Non-Employee Director until May 15, 2002. No additional Non-Employee Director Options shall be granted under the 1998 Plan on or after that date.

        3.2  Option Grants.

          3.2.1  Initial Options. After approval of this Plan by the stockholders of the Corporation and after the commencement of this Section 3 of the Plan upon May 15, 2002 (the "Commencement Date"), if any person who is not then an officer or employee of the Company becomes a Non-Employee Director, on the date such person is first elected to the Board, such person will automatically be granted (without any action by the Board or the Committee) a Nonqualified Stock Option (the Option Date of which shall be the date such person takes office) to purchase 10,000 shares of Common Stock.

          3.2.2  Subsequent Annual Options. Subject to Section 3.2.3, at the close of trading on the first business day in each calendar year during the term of this Plan commencing in the following year after the year in which the Commencement Date occurs, there will be granted automatically (without any action by the Board or the Committee) a Nonqualified Stock Option (the Option Date of which shall be such date) to each Non-Employee Director then in office to purchase 5,000 shares of Common Stock.

          3.2.3  Maximum Number of Options/Shares. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4.2 will be prorated within such limitation.

        3.3  Option Price. The purchase price per Share of the Common Stock covered by each Option granted pursuant to Section 3.2 will be 100% of the Fair Market Value of the Common Stock on the Option Date. The purchase price of any Shares purchased shall be paid in full at the time of each purchase either in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in Shares and partly in cash; provided that any Shares used for such payment must be owned by the Participant at least six months prior to the date of such exercise. Except as set forth in Section 4.2, the Committee shall not amend, or cancel and regrant, any Option in order to reduce the purchase price per Share of the Option to a price less than 100% of the Fair Market Value of the Common Stock on the date of grant without stockholder approval.

        3.4  Option Period and Exercisability. Each Option granted under Section 3.2 and all rights or obligations hereunder will expire on the day before the fifth anniversary of the Option Date and will be subject to earlier termination as provided below. Each Option granted under Section 3.2 will become 100% vested and exercisable on the day before the first anniversary of the Option Date.

        3.5  Termination of Directorship. If a Non-Employee Director's services as a member of the Board terminate for any reason, an Option granted pursuant to Section 3.2 that is held by such Participant will terminate to the extent that it is not then exercisable, and any portion of such Option that is then exercisable may be exercised for only six months after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs.

        3.6  Adjustments; Acceleration; Termination. Options granted under Section 3.2 will be subject to adjustments, accelerations, and terminations as provided in Section 4.2, but only to the extent that such adjustment and any Board or Committee action in respect thereof in the case of a Change in Control is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation, or is otherwise consistent with adjustments to Options held by persons other than executive officers of the Corporation (or, if there are none, consistent in respect of the underlying Shares with the effect on stockholders generally).

4.
OTHER PROVISIONS.

        4.1  Rights of Eligible Persons, Participants and Beneficiaries.

          4.1.1  Employment Status. Status as an Eligible Person will not be construed as a commitment that any Option will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

          4.1.2  No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Option) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment (or services) of such person, with or without cause, but nothing contained in this Plan or any related document will adversely affect any independent contractual right of such person without the person's consent thereto.

          4.1.3  Plan Not Funded. Options payable under this Plan will be payable in Shares or from the general assets of the Corporation. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including Shares, except as expressly otherwise provided) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Option hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

        4.2  Adjustments; Acceleration.

          4.2.1  Adjustments. The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, repurchase, or exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Corporation as an entirety occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable:

            (a)  proportionately adjust any or all of (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Options (including the specific maxima and numbers of Shares set forth elsewhere in this Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Options, (iii) the grant, purchase, or exercise price of any or all outstanding Options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Options, or

            (b)  in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. In each case, with respect to Incentive Stock Options, no such adjustment will be made that would cause this Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of the holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

          4.2.2  Acceleration of Options Upon Change in Control. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Options will not accelerate or determines that only certain or limited benefits under any or all Options will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event, each Option will become fully vested and immediately exercisable.

          However, in the case of a transaction intended to be accounted for as a pooling of interests transaction, the Committee will have no discretion with respect to the foregoing acceleration of Options. The Committee may override the limitations on acceleration in this Section 4.2.2 by express provision in the Option Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Option Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Options will comply with applicable legal requirements.

          4.2.3  Possible Early Termination of Accelerated Options. If any Option under this Plan (other than an Option granted under Section 3.2) has been fully accelerated as permitted by Section 4.2.2 but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in Section 4.2.1 that the Corporation does not survive, or (iii) the consummation of reorganization event described in Section 4.2.1 that results in a Change in Control Event approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Option, such Option will thereupon terminate.

        4.3  Effect of Termination of Employment; Termination of Subsidiary Status; Discretionary Provisions.

          4.3.1  Options—Resignation or Dismissal. If the Participant's employment by (or other service specified in the Option Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "Severance Date") other than due to Retirement, Total Disability or death, or "for cause" (as determined in the discretion of the Committee), the Participant will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, three months after the Severance Date to exercise any Option to the extent it has become vested on the Severance Date. In the case of a termination for cause, the Option will terminate on the Severance Date (whether or not vested). In all cases, the Option, to the extent not vested on the Severance Date, will terminate.

          4.3.2  Options—Death or Disability. If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, the Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, until 12 months after the Severance Date to exercise any Option to the extent it has become vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.

          4.3.3  Options—Retirement. If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it has become vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.

          4.3.4  Committee Discretion. Notwithstanding the foregoing provisions of this Section 4.3, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may increase the portion of the Participant's Option available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Option Agreement.

        4.4  Compliance with Laws. This Plan, the granting and vesting of Options under this Plan and the offer, issuance and delivery of securities and/or the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan will be subject to such restrictions and to any restrictions the Committee may require to preserve a pooling of interests under generally accepted accounting principles, and the person acquiring such securities will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

        4.5  Tax Withholding.

          4.5.1  Cash or Shares. Upon any exercise, vesting, or payment of any Option or upon the disposition of Shares acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company will have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Option event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 4.4) grant (either at the time of the Option or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of Shares to be delivered by (or otherwise reacquire) the appropriate number of Shares valued at their then Fair Market Value, to satisfy such withholding obligation.

          4.5.2  Tax Loans. The Company may, in its discretion, authorize a loan to an Eligible Person in the amount of any taxes which the Company may be required to withhold with respect to Shares received (or disposed of, as the case may be) pursuant to a transaction described in Section 4.5.1. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law, may establish.

        4.6  Plan Amendment, Termination and Suspension.

          4.6.1  Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

          4.6.2  Stockholder Approval. To the extent then required under Sections 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan will be subject to stockholder approval.

          4.6.3  Amendments to Options. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Options to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Options that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Option.

          4.6.4  Limitations on Amendments to Plan and Options. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Option will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this

  Plan prior to the effective date of such change. Changes contemplated by Section 4.2 will not be deemed to constitute changes or amendments for purposes of this Section 4.6.

        4.7  Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to have any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

        4.8  Effective Date of the Plan. This Plan will be effective upon its approval by the Board (the "Effective Date"), subject to approval by the stockholders of the Corporation within twelve months after the date of such Board approval.

        4.9  Term of the Plan. Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the tenth anniversary of the Effective Date (the "Termination Date") and no Options may be granted under this Plan after that date. Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and all authority of the Committee with respect to Options hereunder, including the authority to amend an Option, will continue during any suspension of this Plan and in respect of outstanding Options on the Termination Date.

        4.10 Governing Law/Construction/Severability.

          4.10.1  Choice of Law. This Plan, the Options, all documents evidencing Options and all other related documents will be governed by, and construed in accordance with the laws of the State of Delaware.

          4.10.2  Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

          4.10.3  Plan Construction.

            (a)  Rule 16b-3. It is the intent of the Corporation that transactions in and affecting Options in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder.

            (b)  Section 162(m). It is the further intent of the Company that Options with an exercise price not less than Fair Market Value on the date of grant that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation under Section 162(m) to the extent that the Committee authorizing the Option satisfies the administrative requirements thereof.

      This Plan will be interpreted consistent with such intent.

        4.11 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

        4.12 Effect of Change of Subsidiary Status. For purposes of this Plan and any Option hereunder, if an entity ceases to be a Subsidiary, a termination of employment and service will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

        4.13 Non-Exclusivity of Plan. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

5.
DEFINITIONS.

        "Beneficiary" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Option Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

        "Board" means the Board of Directors of the Corporation.

        "Change in Control Event" means any of the following:

          (a)  Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

          (b)  Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization, but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

          (c)  Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity that is not a Subsidiary;

          (d)  Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 30% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

          (e)  During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Commission" means the Securities and Exchange Commission.

        "Committee" shall mean the Board or any one or more committees of directors appointed by the Board to administer this Plan with respect to the Options within the scope of authority delegated by the Board. At least one committee will be comprised only of two or more directors, each of whom, in respect of any decision involving both (i) a Participant affected by the decision who is or may be subject to Section 162(m), and (ii) compensation intended as performance-based compensation within the meaning of Section 162(m), will be Disinterested; in acting on any transaction with or for the benefit of a Section 16 Person, the participating members of such Committee also shall be Non-Employee Directors within the meaning of Rule 16b-3.

        "Common Stock" means the Common Stock of the Corporation, par value $0.01 per share, and such other securities or property as may become the subject of Options, or become subject to Options, pursuant to an adjustment made under Section 4.2 of this Plan.

        "Company" means, collectively, the Corporation and its Subsidiaries.

        "Corporation" means MSC.Software Corporation, a Delaware corporation, and its successors.

        "Disinterested" means a director who is an "outside director" within the meaning of Section 162(m) and any applicable legal or regulatory requirements.

        "Eligible Employee" means an officer (whether or not a director) or other employee of the Company.

        "Eligible Person" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        "Fair Market Value" on any date means (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan. Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

        "Incentive Stock Option" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

        "Nonqualified Stock Option" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option will be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

        "Non-Employee Director" means a member of the Board who is not an officer or employee of the Company.

        "Option" means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under Section 3 shall be Nonqualified Stock Options.

        "Option Agreement" means any writing setting forth the terms of an Option that has been authorized by the Committee.

        "Option Date" means the date upon which the Committee took the action granting an Option or such later date as the Committee designates as the Option Date at the time of the Option or, in the case of Options under Section 3, the applicable dates set forth therein.

        "Other Eligible Person" means any individual consultant or advisor who or, to the extent provided in the next sentence, agent who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee; provided, however, that no person shall be selected as an Other Eligible Person if such person's participation in this Plan would adversely affect (a) the Corporation's eligibility to use Form S-8 to register under the Securities Act the offering of shares issuable under this Plan by the Company or (b) the Corporation's compliance with any other applicable laws.

        "Participant" means an Eligible Person who has been granted an Option under this Plan and a Non-Employee Director who has been granted an Option under Section 3.2 of this Plan.

        "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who by virtue of having become the legal representative of the Participant.

        "Plan" means this The MSC.Software Corporation 2001 Stock Option Plan.

        "QDRO" means a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

        "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

        "Section 16 Person" means a person subject to Section 16(a) of the Exchange Act.

        "Securities Act" means the Securities Act of 1933, as amended from time to time.

        "Share" means a share of Common Stock.

        "Subsidiary" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned, directly or indirectly, by the Corporation.

        "Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and (except in the case of Incentive Stock Options and Options granted to Non-Employee Directors) such other disabilities, infirmities, affliction or conditions as the Committee may include under Section 3.

EXHIBIT A

MSC.SOFTWARE CORPORATION
2001 STOCK OPTION PLAN
NON-EMPLOYEE DIRECTOR STOCK
OPTION AGREEMENT

        THIS NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT (this "Agreement") dated as of the            day of                        ,            , by and between MSC.Software Corporation, a Delaware corporation (the "Corporation"), and                        , (the "Director").

R E C I T A L S

        WHEREAS, the Corporation has adopted and the stockholders of the Corporation have approved the MSC.Software Corporation 2001 Stock Option Plan (the "Plan").

        WHEREAS, pursuant to Section 3 of the Plan, the Corporation has granted to the Director effective as of the            day of                         ,            (the "Option Date") a stock option to purchase all or any part of                        shares of the Corporation's Common Stock ("Common Stock") subject to and upon the terms and conditions set forth in this Agreement and in the Plan.

        NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

        1.    Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

        2.    Grant of Option. This Agreement evidences the Corporation's grant to the Director of the right and option to purchase, subject to and upon the terms and conditions set forth in this Agreement and in the Plan, all or any part of                        shares of the Common Stock (the "Shares") at the price of $                        per share (the "Option"), exercisable from time to time, subject to the provisions of this Agreement and the Plan, prior to the close of business on the day before the fifth anniversary of the Option Date (the "Expiration Date"). Such price equals not less than the Fair Market Value of a Share on the Option Date.

        3.    Exercisability of Option. Except as provided in the Plan or in any resolution of the Board adopted after the date hereof, the Option shall become vested and exercisable as to 100% of the Shares on the day before the first anniversary of the Option Date.

        To the extent that the Option is vested and exercisable, if the Director does not in any year purchase all or any part of the Shares to which the Director is entitled, the Director has the right cumulatively thereafter to purchase any Shares not so purchased and such right shall continue until the Option terminates or expires. The Option shall only be exercisable in respect of whole shares, and fractional share interests shall be disregarded. The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of Shares to be purchased pursuant to the Option and accompanied by payment made in accordance with and in a form permitted by Section 3.3 of the Plan for the full purchase price of the Shares to be purchased.

        4.    Service and Effect of Termination of Service. The Director agrees to serve as a member of the Board in accordance with the provisions of the Corporation's Certificate of Incorporation, ByLaws, and applicable law. If the Director's services as a member of the Board terminate for any reason, the Option shall terminate at the time and to the extent set forth in Section 3.5 of the Plan.

        5.    General Terms. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the terms and conditions of the Plan, incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. The Option is subject to adjustment, acceleration, and early termination as provided in Section 3.6 of the Plan. The Option is nontransferable as provided in Section 1.8 of the Plan.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

DIRECTOR	MSC.SOFTWARE CORPORATION (a Delaware corporation)

Signature

By:
Print Name

Its:
Address

City, State, Zip Code

CONSENT OF SPOUSE

        In consideration of the execution of the foregoing Agreement by MSC.Software Corporation, I,                         , the spouse of the Director therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Date:
Signature of Spouse

APPENDIX C
MSC. SOFTWARE CORPORATION
1996 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

        The following constitute the provisions of the 1996 Employee Stock Purchase Plan of The MacNeal-Schwendler Corporation.

1.
PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.
DEFINITIONS.

(a)
"BOARD" shall mean the Board of Directors of the Company.

(b)
"CODE" shall mean the Internal Revenue Code of 1986, as amended.

(c)
"COMMON STOCK" shall mean the Common Stock of the Company.

(d)
"COMPANY" shall mean The MacNeal-Schwendler Corporation, a Delaware corporation.

(e)
"COMPENSATION" shall mean all regular straight time gross earnings, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other cash compensation.

(f)
"CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(g)
"CONTRIBUTIONS" shall mean all amounts credited to the account of a participant pursuant to the Plan.

(h)
"DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan (including any Subsidiaries which have been so designated after the date the Plan is approved by stockholders).

(i)
"EMPLOYEE" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

(j)
"EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

(k)
"EXERCISE DATE" shall mean the last day of each Offering Period of the Plan.

(l)
"OFFERING DATE" shall mean the first business day of each Offering Period of the Plan.

(m)
"OFFERING PERIOD" shall mean a period of six (6) months, subject to and except as otherwise provided in Section 4.

(n)
"PLAN" shall mean this Employee Stock Purchase Plan.

(o)
"SUBSIDIARY" shall mean any corporation, domestic or foreign, in an unbroken line of corporations (beginning with the Company) in which each corporation (other than the last corporation) has stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.
ELIGIBILITY.

(a)
Any person who has been employed as an Employee for three (3) months as of the Offering Date of a given Offering Period shall be eligible to participate during such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

(b)
Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (after applying the attribution rules contained in Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For this purpose, a right to purchase stock occurs when it first becomes exercisable during the calendar year.

4.
OFFERING PERIODS. The first Offering Period shall commence on October 1, 1996 (or such other date as the Board of Directors shall determine) and terminate on July 31, 1997. All subsequent new Offering Periods shall commence on or about February 1 and August 1 of each year (or at such other time or times as may be determined by the Board of Directors) and shall terminate on the next succeeding July 31 and January 31, respectively. The Plan shall continue until terminated in accordance with Sections 19 or 23 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least ten (10) days prior to the scheduled beginning of the first Offering Period to be affected.

5.
PARTICIPATION.

(a)
An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Date, unless a different time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period. The subscription agreement shall set forth the percentage of the participant's Compensation (which shall be not less than 1% and not more than 10%) to be applied as Contributions pursuant to the Plan.

(b)
Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

6.
METHOD OF PAYMENT OF CONTRIBUTIONS.

(a)
The participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) of such participant's Compensation on each such payday. The Company will maintain on its books or cause to be maintained by a recordkeeper an account in the name of such participant. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

(b)
A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may decrease the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new subscription agreement. The change in rate shall be effective as of the beginning of the fiscal quarter following the date of filing of the new subscription agreement.

  (c)
  Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $22,500. Payroll deductions shall re-commence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

7.
GRANT OF OPTION.

(a)
On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date a number of shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the lower of (i) ninety percent (90%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) ninety percent (90%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; PROVIDED, HOWEVER, that the maximum number of shares an Employee may purchase during each Offering Period shall be determined at the Offering Date by dividing $12,500 by the fair market value of a share of the Company's Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b).

(b)
The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 90% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 90% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be the closing price on The New York Stock Exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in THE WALL STREET JOURNAL or, in the event the Common Stock is not listed on The New York Stock Exchange, the fair market value shall be the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, if such prices are not so reported, as determined by the Board in its discretion.

8.
EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, without any further action on the optionee's part, and the maximum number of full shares subject to option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

9.
DELIVERY. As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Only cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the termination of each Offering Period which is insufficient to purchase a whole share of Common Stock of the

  Company shall be carried over in the participant's account and applied to the option price for the succeeding Offering Period.

10.
WITHDRAWAL; TERMINATION OF EMPLOYMENT; REDUCTION IN SERVICE.

(a)
A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to ten (10) days prior to the Exercise Date of the Offering Period by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her within fifteen (15) days after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated. No further Contributions for the purchase of shares will be made during the Offering Period.

(b)
Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

(c)
In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

(d)
A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

11.
INTEREST. No interest shall accrue on the Contributions of a participant in the Plan.

12.
STOCK.

(a)
The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 1,250,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

(b)
The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(c)
Shares to be delivered to a participant under the Plan will be registered in the name of the participant or, if requested by the participant, in the name of the participant and his or her spouse.

13.
ADMINISTRATION. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The composition of the committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of Section 16(b) of the Exchange Act.

14.
DESIGNATION OF BENEFICIARY.

(a)
A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective in a form prescribed by the Board.

(b)
Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice to the Company. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.
TRANSFERABILITY. Neither Contributions credited to a participant's account nor any options or rights with regard to the exercise of options or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16.
USE OF FUNDS. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17.
REPORTS. Individual bookkeeping accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amount of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18.
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

(a)
ADJUSTMENT. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b)
CORPORATE TRANSACTIONS. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); PROVIDED, HOWEVER, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value of the per share consideration received by holders of Common Stock in the sale of assets or merger.

    The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19.
AMENDMENT OR TERMINATION.

(a)
The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in Section 18, no such termination shall affect options previously granted, nor shall an amendment make any change in an outstanding option which adversely affects the rights of the optionee. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

(b)
Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan. In addition, the Board (or its committee) shall have the right to designate from time to time the Subsidiaries where employees may be eligible to participate in the Plan and such designations shall not constitute an amendment to the Plan requiring stockholder approval in accordance with Treasury Regulations Section 1.423-2(c)(4).

20.
STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the Plan is adopted by the Board. Such stockholder approval shall be obtained in the manner and to the extent required under applicable federal and state law.

21.
NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for that purpose.

22.
CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, any applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed.

  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.
TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

24.
PLAN CONSTRUCTION. It is the intent of the Company that transactions in and affecting options in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the exemptive relief of Rule 16b-3 in respect of those transactions and will not be subjected to avoidable liability thereunder. Accordingly, this Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions. If any provision of this Plan or of any option would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted as to avoid such conflict. If the conflict remains irreconcilable, the Board or the committee may disregard the provision if it concludes that to do so furthers the interest of the Company and is consistent with the purposes of this Plan as to such persons in the circumstances.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN
YOUR PROXY CARD
IN THE ENVELOPE PROVIDED OR
FOLLOW THE INSTRUCTIONS
ON THE PROXY CARD FOR VOTING
BY TELEPHONE OR VIA THE INTERNET
AS SOON AS POSSIBLE

MSC.SOFTWARE CORPORATION
Annual Meeting of Stockholders May 14, 2002

This Proxy is solicited on behalf of the Board of Directors of
MSC.Software Corporation

        The undersigned hereby appoints Frank Perna, Jr. and Louis A. Greco, and each of them, proxyholders, each with full power of substitution to vote for the undersigned at the Annual Meeting of Stockholders of MSC.Software Corporation to be held on May 14, 2002, and at any adjournments thereof, with respect to the following matters, which were more fully described in the Proxy Statement dated April 12, 2002, receipt of which is hereby acknowledged by the undersigned.

        This proxy will be voted as directed. Unless otherwise directed, this proxy will be voted (1) FOR the election of the director nominees, (2) FOR the amendment to the 2001 Stock Option Plan, (3) FOR the amendment to the 1996 Employee Stock Purchase Plan, and (4) FOR the ratification of the independent auditors.

This proxy is valid only when signed and dated.

See Reverse Side

/*\ Detach here from proxy voting card. /*\

This Board recommends that you vote FOR the nominee on Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4 by indicating your choice below:	Please mark your votes as indicated in this example	☒
		FOR	WITHHOLD AUTHORITY			FOR	AGAINST	ABSTAIN
(1)	This election of the nominees for director specified in the Proxy Statement to Class II of the Board.	☐	☐	(2)	Approval of the amendment to the 2001 Stock Option Plan.	☐	☐	☐
	01 Donald Glickman 02 Larry S. Barels			(3)	Approval of the amendment to the 1996 Employee Stock Purchase Plan.	☐	☐	☐
	To withhold authority to vote for any nominee, strike through his name.			(4)	Ratification of the appointment of KPMG LLP to serve as the Company's independent auditors for fiscal year 2002.	☐	☐	☐
				Any other matters as may properly come before the meeting or any adjournment thereof. As to these other matters, the undersigned hereby confers discretionary authority.
Signature	Signature	Date
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

/*\ Detach here from proxy voting card. /*\

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 1:00 P.M. Los Angeles Time on May 13, 2002.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET		TELEPHONE		MAIL

http://www.eproxy.com/mns

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR
1-800-435-6710

		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

QuickLinks

NOTICE OF ANNUAL MEETING
TABLE OF CONTENTS
QUESTIONS AND ANSWERS
PROPOSALS YOU MAY VOTE ON
THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION
  Summary Compensation Table
  Option Grant Table
INDIVIDUAL GRANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AMENDMENT TO 2001 STOCK OPTION PLAN
AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN
OTHER MATTERS
APPENDIX A
APPENDIX B
  EXHIBIT A
2001 STOCK OPTION PLAN NON–EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT
R E C I T A L S
CONSENT OF SPOUSE
APPENDIX C MSC. SOFTWARE CORPORATION 1996 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED